EXHIBIT 10.8

                              PROTECTIVE AGREEMENT
                              --------------------

     I, the undersigned, in consideration of and as a condition to my employment by Concurrent Computer Corporation (the "Company), do hereby agree with the Company as follows:

     1.     Noncompete and Nonsolicitation of Customers or Employees.  During my
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employment  by  the  Company, I will devote my full time and best efforts to the business of the Company and I will not, directly or indirectly, alone or as a partner, officer, director, employee or holder of more than 5% of the common stock of any other organization, engage in any business activity which competes directly or indirectly with the products or services being developed, manufactured or sold by the Company. I also agree that, following any termination of such employment, I will not, directly or indirectly, for any period in which I receive severance payments from the Company, plus one (1) year, (a) solicit or attempt to solicit, for the purpose of providing any products or services competitive with the Company in its Business (defined below), any customers or active prospects of the Company with which I had any material business contact for or on behalf of the Company at any time during the last twelve (12) months of my employment, or (b) solicit, recruit, or otherwise seek to induce any employees of the Company to terminate their employment or violate any agreement with the Company to work for any person or entity engaged in the Business. "Business" means the sale of products and services that enable
(1) broadband providers to stream video to customers, and (2) high performance computing designed to acquire, process, store, analyze, and display large amounts of rapidly changing information with microsecond response as changes occur.

     2.     Trade  Secrets and Other Confidential Information.  Except as may be
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required in the performance of my duties with the Company, or as may be required by law, I will not, whether during or after termination of my employment with the Company, reveal to any person or entity or use any of the trade secrets of the Company for as long as they remain trade secrets. I also agree to these same restrictions, during my employment with the Company and for a period of three (3) years thereafter, with respect to all other confidential information of the Company, including its technical, financial and business information, unless such confidential information becomes publicly available through no fault of mine or unless it is disclosed by the Company to third parties without similar restrictions.

          Further, I agree that any and all documents, disks, databases, notes, or memoranda prepared by me or others and containing trade secrets or confidential information of the Company shall be and remain the sole and exclusive property of the Company, and that upon termination of my employment or prior request of the Company I will immediately deliver all of such documents, disks, databases, notes or memoranda, including all copies, to the Company at its main office.

     3.     Inventions  and  Copyrights.  If  at  any  time  or  times during my
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employment  (or  within  six  (6) months thereafter if based on trade secrets or confidential information within the meaning of Paragraph 2 above), I make or discover, either alone or with others, any invention, modification, development, improvement, process or secret, whether or not patented or patentable (collectively, "Inventions") based on work done for the Company, I will disclose in reasonable detail the nature of such Invention to the Company in writing, and if it relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company, such Invention and the benefits thereof shall immediately become the sole and absolute property of the Company provided the Company notifies me in reasonable detail within ninety (90) days after receipt of my disclosure of such Invention that it believes such Invention relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company. I also agree to transfer such Inventions and benefits and rights resulting from such Inventions to the Company without compensation and will communicate without cost, delay or prior publications all available information relating to the Inventions to the Company. At the Company's expense I will also, whether before or after termination of my employment, sign all documents (including patent applications) and do all acts and things that the Company may deem necessary or desirable to effect the full assignment to the Company of my right and title to the Inventions or necessary to defend any opposition thereto. I also agree to assign to the Company all copyrights and reproduction rights to any materials prepared by me in connection with my employment.


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     4.     Conflicting  Agreements.  I  represent  that I have attached to this
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Agreement  a  copy of any written agreement, or a summary of any oral agreement, which presently affects my ability to comply with the terms of this Agreement, and that to the best of my knowledge my employment with the Company will not conflict with any agreement to which I am subject. I have returned all documents and materials belonging to any of my former employers. I will not disclose to the Company or induce any of the Company's employees to use trade secrets or confidential information of any of my former employers.

     5.     Nondisparagement  Clause.  I  specifically  agree and promise that I
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will  not  directly  or  indirectly  disparage  the Company, or any of Company's parent, sister, subsidiary or affiliated companies or entities or any of its or their officers, board of directors, committee members, agents, supervisors, employees, contractors, attorneys, representatives, or any of the Company's products or services in any manner, at any time, to any person or entity.

     "Disparage" is defined as but not limited to any utterance whatsoever either verbal, in writing, by gesture or any behavior of any kind that might tend to or actually harm or injure Company whether or not intended.

     Should any question exist as to the meaning of this clause or the type of utterance or conduct that might cause it to be broken or violated, it should be referred to the Company's General Counsel or designee.

     6.     Miscellaneous.
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          (a)     I hereby give the Company permission to use photographs of me, during my employment, with or without using my name, for any purposes the Company deems necessary or desirable.
          (b) The Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance and other equitable relief as may be appropriate to prevent the violation of my obligations hereunder.
          (c) I understand that this Agreement does not create an obligation on the Company or any other person to continue my employment for any period of time.
          (d) This Agreement shall be construed in accordance with the laws of the State of Georgia. I agree that each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any clause shall in no way impair the enforceability of any of the other clauses. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be extensively broad as to scope, activity, time, geographical area or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them so as to be enforceable to the maximum extent compatible with applicable law as it shall then appear.
          (e) My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination for the time periods set forth in this Agreement, and shall be binding upon my heirs, executors and administrators.
          (f) The term "Company" as used in this Agreement includes Concurrent Computer Corporation and any of its subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns.
          (g) The foregoing is the entire agreement between the Company and me with regard to its subject matter, and may not be amended or supplemented except by a written instrument signed by both the Company and me. The section headings are inserted for convenience only, and are not intended to affect the meaning of this Agreement.


  /s/ Gary Brust            2-4-05
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Signature                          Date

   Gary Brust
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Printed Name


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